EXHIBIT 99.1
2008 Merrill Lynch Analysts’ Conference L. Burns Mar 4, 2008
TECHNOLOGY LEADERSHIP
Larry Burns Vice President, Research & Development and Strategic Planning
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2008 Merrill Lynch Analysts’ Conference L. Burns Mar 4, 2008
Opportunity
Growth industry
- 2007: 71M sales
- 2017: 98M sales
Challenge
Sustainability
- Energy — Safety
- Environment — Congestion
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2008 Merrill Lynch Analysts’ Conference L. Burns Mar 4, 2008
35% of World’s Energy
&
96% of Transportation Energy
Comes from PETROLEUM
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2008 Merrill Lynch Analysts’ Conference L. Burns Mar 4, 2008
GM Strategy: Displace Petroleum
Through Energy Diversity & Efficiency
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2008 Merrill Lynch Analysts' Conference L. Burns Mar 4, 2008


Energy Diversity
Energy Resource
Conversion
Energy Carrier
Propulsion System
Oil (Conventional)
Oil (Non-Conventional)
Biomass
Natural Gas
Coal
Renewables (Solar, Wind, Hydro)
Nuclear
Syngas
Liquid Fuels
Electricity
Hydrogen
Conventional ICE: Gasoline/Diesel
ICE Hybrid
Plug-in Hybrid ICE
Range-Extended EV: IC Engine/Fuel Cell
Battery Electric
Fuel Cell Electric
Battery
Electrification

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2008 Merrill Lynch Analysts’ Conference L. Burns Mar 4, 2008
Advanced Propulsion Technology Strategy Improve Vehicle Fuel Economy and Emission Displace Petrioleum
Hydrogen Fuel Cell-Electric Battery-Electric Vehicles (E-Flex)
Hybrid-Electric Vehicles (including Plug-In HEV) IC Engine and Transmission Improvements
Petroleum (Conventional and alternative sources) Biofuels (Ethanol E85,biodiesel) Electricity (Conv. & Alternative Sources) Hydrogen
Energy Diversity
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2008 Merrill Lynch Analysts’ Conference L. Burns Mar 4, 2008
FUEL EFFICIENCYE85 ETHANOLHYBRIDELECTRICFUEL CELL
Chevy. Go from gas-friendly to gas-free
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2008 Merrill Lynch Analysts’ Conference L. Burns Mar 4, 2008
Homogeneous-Charge
Compression Ignition (HCCI)
HCCL Operating Region
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2008 Merrill Lynch Analysts’ Conference L. Burns Mar 4, 2008
Diesel Engines
Over one million diesel-powered
vehicles sold per year
Over 200,000 diesel engines
sold in the U.S. per year
Working to add biodiesel capability
- B5 currently approved
- B20 being validated
Improved diesel fuel quality as defined by World-Wide Fuel Charter specifications are key to low emissions
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2008 Merrill Lynch Analysts’ Conference L. Burns Mar 4, 2008
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2008 Merrill Lynch Analysts’ Conference L. Burns Mar 4, 2008
HYBRIDS
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2008 Merrill Lynch Analysts’ Conference L. Burns Mar 4, 2008
Engine Control Module 12 Volt Battery and Accessories Power Electronics Advance Nickel Metal Hydride Battery Pack Power Electronics System Modified 2-mode Hybrid Drive System Hybrid 2 MODE 300V Battery 2-Mode Transmission Saturn VUE Plug-in hybrid Lithium Battery Pack Plug-in Charger
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2008 Merrill Lynch Analysts’ Conference L. Burns Mar 4, 2008 ETHANOL
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2008 Merrill Lynch Analysts’ Conference L. Burns Mar 4, 2008
Global Ethanol Production
U.S. is largest producer
• ~8B gal for 2007
• ~12B annual gal
within 24 months
European nations produce > 600M gal annually
Brazil is second largest producer
• >4B gal annually
China is third largest producer
• >1B gal annually
Europe
The Americas
Asia-Pacific
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2008 Merrill Lynch Analysts’ Conference L. Burns Mar 4, 2008
U.S. Ethanol Potential by 2030 Grain Ethanol 4% Gasoline 61% Cellulosic Ethanol 35% 11% Crop Residue 15% Energy Crops 3% mum. Waste 6% Forest/Mill
All percentages are on an energy equivalent basis. Based on University of Toronto data.
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2008 Merrill Lynch Analysts’ Conference L. Burns Mar 4, 2008
GM/Coskata Partnership on
Breakthrough Ethanol Technology
The Coskata Process Feedstock Feed Handler Bioreactor Gasifier Scrubber Syngas Ethanol & Water Ethanol Recovery Water Recycle Loop
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2008 Merrill Lynch Analysts’ Conference L. Burns Mar 4, 2008
Opel Zafira CNG
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2008 Merrill Lynch Analysts’ Conference L. Burns Mar 4, 2008 EXTENDED-RANGE ELECTRIC VEHICLES
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2008 Merrill Lynch Analysts’ Conference L. Burns Mar 4, 2008
Electricity Generation:
Diversity Among Countries
ChinaFranceUnited States Coal Oil Natural Gas Nuclear Renewables Hydro other
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2008 Merrill Lynch Analysts’ Conference L. Burns Mar 4, 2008
Typical Utility Daily Load Shape for Midwest Utility Electricity Demand
Why Is Electricity Important? ~14,000 MW Total Infrastructure Capacity 12,000 MW Summer Peak 7,000 MW Average peak 4,000 MW Baseload on load CoalNuclearHydro midnightnoonmidnightnoonmidnight
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2008 Merrill Lynch Analysts’ Conference L. Burns Mar 4, 2008
GM E-Flex
Flexible electric drive system
enabling variety of electrically
driven vehicles
Common electrical
drive components
Create and store
electricity
on board
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2008 Merrill Lynch Analysts’ Conference L. Burns Mar 4, 2008
E-Flex system:Engine=generator Regenerating breaking Electric motor Battery Pack Plug-in Gasoline E85 E100 Diesel Biodiesel
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2008 Merrill Lynch Analysts’ Conference L. Burns Mar 4, 2008
E-Flex system: Fuel Cell Front Regenerative Banking Hydrogen Electric Motor
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2008 Merrill Lynch Analysts’ Conference L. Burns Mar 4, 2008
Hydrogen Basics
Hydrogen is an energy carrier
Can be competitive with gasoline on a cost-per-mile basis
Biggest challenge is managing the transition
Since natural gas, electricity, and water are widely available, infrastructure could be sited anywhere
2% increase in U.S. natural gas supply could
“kick-start” initial infrastructure for 10M vehicles
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2008 Merrill Lynch Analysts’ Conference L. Burns Mar 4, 2008
Reinventing the Automobile
Autonomy Hywire Sequel
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2008 Merrill Lynch Analysts’ Conference L. Burns Mar 4, 2008
Technology Progress — 2000 to 2007
Fuel Cell Stack
• Power 2X ^
• Gravimetric Density 5.5X ^
• Volumetric Density 3.5X ^
Fuel Cell System Complexity
• Number of Parts 12X ^
• Number of Assemblies 3X ^
Electric Traction System
• Power 2X ^
• Gravimetric Density 1.3X ^
• Volumetric Density 1.4X ^
Durability 30X Significant Progress
Vehicle Range (Hydrogen Storage) 3X ^
Fuel Cell Propulsion System Cost 4.5X Significant Progress
Improvement
Factor
Auto-Competitive
Status
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2008 Merrill Lynch Analysts’ Conference L. Burns Mar 4, 2008
SEequel Front electric motor fuel cell satack By-wire system Hydrogen storage tanks Wheel hub motor Lithium-ion battery wheel hub motor by-wire system
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2008 Merrill Lynch Analysts’ Conference L. Burns Mar 4, 2008
Hydrogen 4
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2008 Merrill Lynch Analysts’ Conference L. Burns Mar 4, 2008
Boss Carnegie Mellon GM Google Applanix intel
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2008 Merrill Lynch Analysts’ Conference L. Burns Mar 4, 2008
Connecting the dots FutureAccelerated industry growth Simple suupplier chain Low cost potential New designs Enhanced driving dynamics tailored with software 1/10 as many moving parts Single electric propulsion system Improved energy efficiency Zero emission Energy independence Energy from all pathways
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2008 Merrill Lynch Analysts’ Conference L. Burns Mar 4, 2008
GM
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